Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.21.6

Execution Copy

OPORTUN FUNDING V, LLC,

as Issuer

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee, as Securities Intermediary and as Depositary Bank

SERIES 2015 SUPPLEMENT

Dated as of August 4, 2015

to

BASE INDENTURE

Dated as of August 4, 2015

Variable Funding Asset Backed Notes

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

TABLE OF CONTENTS

(continued)

-i-

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

SERIES 2015 SUPPLEMENT, dated as of August 4, 2015 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this “Series Supplement”), by and among OPORTUN FUNDING V, LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (“Issuer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation validly existing under the laws of the State of New York, as trustee (together with its successors in trust under the Base Indenture referred to below, the “Trustee”), as securities intermediary (together with its successors under the Base Indenture referred to below, the “Securities Intermediary”) and as depositary bank (together with its successors under the Base Indenture referred to below, the “Depositary Bank”), to the Base Indenture, dated as of August 4, 2015, between the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank (as amended, modified, restated or supplemented from time to time, exclusive of this Series Supplement, the “Base Indenture”).

Pursuant to this Series Supplement, the Issuer shall create a new Series of Notes and shall specify the principal terms thereof.

PRELIMINARY STATEMENT

WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Issuer and the Trustee may enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of this Series of Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

(a) There is hereby created a Series of notes with one Class to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes shall be substantially in the form of Exhibit A hereto, executed by the Issuer and authenticated by the Trustee and designated generally Variable Funding Asset Backed Notes, Class A, Series 2015 (the “Class A Notes” or the “Notes”). The Notes shall be issued in minimum denominations of $500,000 and integral multiples of $10,000 in excess thereof.

(b) Series 2015 (as defined below) shall not be subordinated to any other Series.

(c) The Class A Notes will be variable funding notes.

SECTION 1. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein mean Articles, Sections or subsections of this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base Indenture. Each capitalized term defined herein shall relate only to the Notes.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

“Aggregate Class A Note Principal” means, on any date of determination, the outstanding principal amount of all Class A Notes, which shall equal the Class A Initial Principal Amount, plus the aggregate amount of any Increases made prior to such date, minus the aggregate amount of principal payments (including, without limitation, any Decreases) made to Noteholders prior to such date.

“Alternative Rate” means, for any day, the sum of a per annum rate equal to (i) the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective)” and (ii) 0.20%. If on any relevant day such rate is not yet published in H. 15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate.” If on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Required Noteholders of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Required Noteholders.

“Amortization Period” means the period commencing on the date on which the Revolving Period ends and ending on the Series 2015 Termination Date.

“Applicable Margin” has the meaning specified in the Fee Letter, as notified by the Issuer to the Back-Up Servicer and the Servicer in writing.

“Assignment Agreement” has the meaning specified in the Note Purchase Agreement.

“Available Funds” means, with respect to any Monthly Period, any Collections received by the Servicer during such Monthly Period and deposited into the Collection Account no later than the third Business Day following the end of such Monthly Period.

“Base Indenture” is defined in the preamble of this Series Supplement.

“Borrowing Base Amount” means, on any date of determination, the Outstanding Receivables Balance of all Eligible Receivables (other than any Eligible Receivables that would cause the Concentration Limits to be exceeded).

“Borrowing Base Shortfall” means, on any date of determination, the excess, if any, of (i) the sum of the Aggregate Class A Note Principal plus the Required Overcollateralization Amount, over (ii) the Borrowing Base Amount.

“Calculation Agent” means the party designated as such by the Issuer from time to time, with the written consent of the Required Noteholders; initially, the initial Servicer.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

“Cash Equivalents” means (a) securities with maturities of one hundred twenty (120) days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one hundred twenty (120) days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor’s or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard & Poor’s or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

“Class A Additional Interest” has the meaning specified in Section 5.12.

“Class A Deficiency Amount” has the meaning specified in Section 5.12.

“Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Notes on the Closing Date, which was $10,000,000.

“Class A Maximum Principal Amount” means $150,000,000.

“Class A Monthly Interest” has the meaning specified in Section 5.12.

“Class A Note Principal” means, on any date of determination and with respect to any Class A Note, the outstanding principal amount of such Class A Note.

“Class A Note Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the LIBOR Floor on such day (or if the Alternative Rate applies on such day pursuant to Section 5.17, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%.

“Class A Noteholder” means a Holder of a Class A Note.

“Class A Notes” has the meaning specified in paragraph (a) of the Designation.

“Class A Required Interest Distribution” has the meaning specified in Section 5.15(iii).

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

“Closing Date” means August 4, 2015.

“Commitment” has the meaning specified in the Note Purchase Agreement.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

“Cut-Off Date” means (i) with respect to Receivables purchased by the Issuer on the Closing Date, August 2, 2015 and (ii) with respect to Subsequently Purchased Receivables, the related Purchase Date.

“Decrease” means a reduction in the Aggregate Class A Note Principal in accordance with Section 3.2.

“Default Rate” the sum of (i) the Class A Note Rate (determined without regard to clause (iii) thereof), plus (ii) 3.00%.

“Defaulted Pool Receivable” means a Pool Receivable (i) as to which any scheduled payment, or part thereof, remains unpaid for 120 days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Pool Receivable, (ii) the obligor thereon has died or is suffering or has suffered an Event of Bankruptcy or (iii) which (a) consistent with the Credit and Collection Policies, would be written off the Issuer’s, the Seller’s, the Nevada Originator’s or the Servicer’s books as uncollectible or (b) has been charged off or otherwise written off the Issuer’s, the Seller’s, the Nevada Originator’s or the Servicer’s books as uncollectible.

“Delinquent Pool Receivable” means a Pool Receivable (other than a Defaulted Pool Receivable) as to which all or any part of a scheduled payment remains unpaid for thirty (30) days or more from the due date for such payment.

“Distributable Funds” means, with respect to any Payment Date, an amount equal to the sum of (i) the Available Funds for the related Monthly Period, plus (ii) the Reserve Account Draw Amount for such Payment Date, plus (iii) the amount of funds deposited into the Collection Account pursuant to Section 3.2 since the prior Payment Date.

“Excess Spread” means, for any Monthly Period, an amount equal to (a) all Collections received during such Monthly Period, minus (b) all principal Collections with respect to Eligible Receivables received during such Monthly Period, minus (c) the Facility Costs for such Monthly Period.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

“Facility Costs” means, for any Monthly Period, an amount equal to (a) the Class A Monthly Interest for such Monthly Period, plus (b) the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses for such Monthly Period, plus (c) the Servicing Fee for such Monthly Period, plus (d) all other fees, expenses and indemnity amounts accruing during such Monthly Period and owing by the Issuer under the Transaction Documents (other than any Unused Fees).

“Fee Letter” means the letter agreement, dated as of August 4, 2015, among the Issuer and the Purchasers.

“Financial Covenants” means each of the Leverage Ratio Covenant, the Tangible Net Worth Covenant and the Liquidity Covenant.

“Increase” has the meaning specified in Section 3.1(b).

“Indebtedness” means, with respect to any Person as of any day, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, including, but not limited to, any securitization, (c) all obligations of such Person under each lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee, (d) all obligations of such Person in respect of letters of credit, acceptances or similar obligations issued or created for the account of such Person and (e) all obligations and liabilities secured by any lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, each as of such day.

“Interest Period” means, with respect to any Payment Date, the prior Monthly Period.

“Issuer” is defined in the preamble of this Series Supplement.

“Legal Final Payment Date” means the date 365 days after the commencement of the Amortization Period.

“Leverage Ratio” means, on any date of determination, the ratio of (i) Liabilities to (ii) Tangible Net Worth.

“Leverage Ratio Covenant” means that the Parent will have a maximum Leverage Ratio of 6:1.

“Liabilities” means, on any date of determination, the total liabilities which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“LIBOR Floor” means, as of any date of determination, the greater of (i) One-Month LIBOR and (ii) 0.00%.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

“Liquidity Covenant” means that the Seller will have a minimum liquidity of $10,000,000, equal to unrestricted cash or Cash Equivalents.

“London Banking Day” means, for the purpose of determining One-Month LIBOR, any day that banking institutions in London, England are open for business other than a Saturday, Sunday or other day on which banking institutions in London, England trading in Dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed.

“Monthly Collateral Performance Tests” shall be deemed satisfied with respect to any Monthly Period if each of the following is true as of the last day of such Monthly Period:

(i) the aggregate Outstanding Receivables Balance of all Delinquent Receivables as of the last day of such Monthly Period, shall not exceed 9.5% of the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the last day of such Monthly Period;

(ii) the aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during such Monthly Period, as an annualized percentage of the aggregate Outstanding Receivables Balance of all Eligible Receivables, shall not exceed 17.0% as of the last day of such Monthly Period;

(iii) the product of twelve times (A) the Excess Spread for such Monthly Period, divided by (B) the average daily aggregate Outstanding Receivables Balance for all Eligible Receivables during such Monthly Period, shall not be less than 15.0%; provided, however, that the Monthly Collateral Performance Test provided for in this clause (iii) shall not apply to a Monthly Period if the average daily Class A Note Principal during such Monthly Period is less than $15,000,000, provided further, however, that the exclusion set forth in the immediately prior proviso shall not apply for more than two successive Monthly Periods;

(iv) the aggregate outstanding principal balance of all Delinquent Pool Receivables as of the last day of such Monthly Period, shall not exceed 9.5% of the aggregate outstanding principal balance of all Pool Receivables as of the last day of such Monthly Period; and

(v) the aggregate outstanding principal balance of all Pool Receivables that became Defaulted Pool Receivables during such Monthly Period, as an annualized percentage of the aggregate outstanding principal balance of all Pool Receivables, shall not exceed 17.0% as of the last day of such Monthly Period.

“Monthly Period” has the meaning specified in the Base Indenture.

“Monthly Statement” has the meaning specified in Section 6.2.

“Note Purchase Agreement” means the agreement by and among Morgan Stanley Bank, N.A., as an initial Class A Noteholder, Goldman Sachs Bank USA, as an initial Class A Noteholder, Jefferies Funding LLC, as an initial Class A Noteholder, each of the other Class A

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

Noteholders from time to time party thereto, Oportun, Inc. (f/k/a Progress Financial Corporation) and the Issuer, dated August 4, 2015, pursuant to which each of the Class A Noteholders have agreed to purchase an interest in the Class A Note from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.

“Noteholder” means with respect to any Note, the holder of record of such Note.

“Notes” has the meaning specified in paragraph (a) of the Designation.

“Notice Person” means each Purchaser.

“One-Month LIBOR” means, with respect to any day of determination, the composite London interbank offered rate for one-month Dollar deposits determined by the Trustee for such day in accordance with the provisions of Section 5.17 (or if such day is not a London Banking Day, then the immediately preceding London Banking Day).

“Payment Date” means September 8, 2015 and the eighth (8th) day of each calendar month thereafter, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day.

“Pool Receivable” means each of the consumer loans that were originated by the Seller, the Nevada Originator or any of their Affiliates.

“Purchaser” has the meaning specified in the Note Purchase Agreement.

“Rapid Amortization Date” means the date on which a Rapid Amortization Event is deemed to occur.

“Rapid Amortization Event” has the meaning specified in Section 9.1.

“Redemption Price” means the sum of (i) the Aggregate Class A Note Principal plus (ii) accrued and unpaid interest on such Notes through the day preceding the Payment Date on which the purchase occurs, plus (iii) any other amounts payable to such Noteholders pursuant to the Transaction Documents, plus (iv) any other amounts due and owing by the Issuer or the initial Servicer to the other Secured Parties pursuant to the Transaction Documents, minus (v) the amounts, if any, on deposit on such Payment Date in the Reserve Account and the Collection Account for the payment of the foregoing amounts.

“Reference Banks” means those banking institutions selected by the Required Noteholders of each Series and notified to the Trustee.

“Required Noteholders” means, at any time of determination, the holders of the Class A Notes outstanding, voting together, representing (i) in excess of 50% of the Aggregate Class A Note Principal at such time or (ii) if no amount is then outstanding under the Class A Notes, Commitments in excess of 50% of the Class A Maximum Principal Amount; provided, however, that at any time that two or more Persons are then holders of the Class A Notes outstanding, then “Required Noteholders” shall in addition to the above require at least two unaffiliated Noteholders.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

“Required Overcollateralization Amount” equals, at any time, 25% of the Aggregate Class A Note Principal at such time.

“Reserve Account” means the account established as such for the benefit of the Secured Parties of this Series 2015 pursuant to Section 5.13 of this Series Supplement and subsection 5.3(b) of the Base Indenture.

“Reserve Account Draw Amount” shall mean with respect to any Payment Date, the lesser of (I) the positive difference of (a) the sum of the amounts payable on such Payment Date pursuant to clauses (i) through (vii) of Section 5.15, minus (b) the Available Funds for the related Monthly Period and (II) the amount of funds on deposit in the Reserve Account on the Determination Date related to such Payment Date.

“Reserve Account Required Balance” means, as of any time of determination, an amount equal to 1.0% of the Aggregate Class A Note Principal at such time.

“Residual Payments” has the meaning specified in subsection 5.15(ix).

“Revolving Period” means the period from and including the Closing Date to, but not including, the earlier of (i) the Scheduled Amortization Period Commencement Date and (ii) the Rapid Amortization Date.

“Scheduled Amortization Period Commencement Date” means August 10, 2017 (as such date may be extended pursuant to Section 2.4 of the Note Purchase Agreement).

“Series 2015” means the Series of the Variable Funding Asset Backed Notes represented by the Notes.

“Series 2015 Termination Date” means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Indenture Termination Date.

“Series Report Date” means, with respect to any Payment Date, the date that is two (2) Business Days prior to such Payment Date.

“Series Supplement” is defined in the preamble of this Series Supplement.

“Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Tangible Net Worth” means, on any date of determination, the total shareholders’ equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less the sum of (a) all notes receivable from officers and employees of the Parent and its Subsidiaries and from affiliates of the Parent, and (b) the aggregate book value of all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, and franchises.

“Tangible Net Worth Covenant” means that the Parent will have a minimum Tangible Net Worth of $100,000,000.

“Third Party Financing Agreement” means (i) any Term Indenture, (ii) any instrument, agreement or undertaking referenced or otherwise referred to in the Intercreditor Agreement or (iii) any other instrument, agreement or undertaking governing or entered into in connection with any securitization, any whole-loan sale or similar transaction or any other financing, in each case with respect to this clause (iii), entered into by the Seller, the initial Servicer, Oportun or any Affiliate of any of the foregoing.

“Unused Fee” has the meaning specified in the Fee Letter, as notified by the Issuer to the Back-Up Servicer and the Servicer in writing.

“Utilization Percentage” means, for any day of determination, a fraction, expressed as a percentage, (i) the numerator of which is the Aggregate Class A Note Principal on such day, and (ii) the denominator of which is the Class A Maximum Principal Amount on such day.

SECTION 2. [Reserved.]

SECTION 3. Article 3 of the Base Indenture. Article 3 of the Indenture solely for the purposes of Series 2015 shall be read in its entirety as follows and shall be applicable only to the Notes:

ARTICLE 3

INITIAL ISSUANCE OF NOTES AND INCREASES AND DECREASES OF THE PRINCIPAL BALANCE

Section 3.1. Initial Issuance; Procedure for Increases.

(a) Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 3.1, on the Closing Date, the Issuer will issue the Class A Notes in accordance with Section 2.2 of the Base Indenture and Section 6 hereof in an aggregate initial principal amount of $10,000,000. The Notes will be issued on the Closing Date pursuant to this subsection (a) only upon satisfaction of each of the following conditions with respect to such initial issuance:

(i) [Reserved];

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(ii) Such issuance and the application of the proceeds thereof shall not result in the occurrence of (1) a Servicer Default, a Rapid Amortization Event or an Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Servicer Default, a Rapid Amortization Event or an Event of Default;

(iii) The representations and warranties of the Issuer, the initial Servicer and the Seller set forth in this Agreement and the other Transaction Documents are true and correct as of the Closing Date (except to the extent they relate to an earlier or later date, and then as of such earlier or later date);

(iv) All required consents have been obtained and all other conditions precedent to the purchase of the Notes under the Note Purchase Agreement shall have been satisfied;

(v) After giving effect to such issuance, the amount on deposit in the Reserve Account is no less than the Reserve Account Required Balance;

(vi) A certification (in form and substance satisfactory to the Required Noteholders) from the initial Servicer that the Overcollateralization Test is satisfied (after giving effect to such issuance); and

(vii) The proceeds of such Issuance shall be used solely in connection with the acquisition of Receivables and other Permissible Uses.

(b) On any Business Day during the Revolving Period (but no more than two (2) times during any calendar week), the Issuer may increase the Aggregate Class A Note Principal upon one (1) Business Day’s prior notice to the Trustee, the Back-Up Servicer, any successor Servicer and the Noteholders (each such increase referred to as an “Increase”). Upon each Increase, the Trustee shall indicate in the Note Register such Increase. Any such Increase will be effective only upon satisfaction of each of the following conditions:

(i) The amount of each such Increase shall be equal to or greater than $1,000,000 (and in integral multiples of $10,000 in excess thereof);

(ii) After giving effect to such Increase, the Aggregate Class A Note Principal shall not exceed the Class A Maximum Principal Amount;

(iii) A certification (in form and substance satisfactory to the Required Noteholders) from the initial Servicer that the Overcollateralization Test is satisfied (after giving effect to such Increase);

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(iv) Such Increase and the application of the proceeds thereof shall not result in the occurrence of (1) a Rapid Amortization Event, a Servicer Default or an Event of Default or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Rapid Amortization Event, a Servicer Default or an Event of Default;

(v) A certification of the initial Servicer (in form and substance satisfactory to the Trustee) to the Trustee that all conditions precedent for Increases under the Transaction Documents have been satisfied and that such Increase is authorized and permitted under the Transaction Documents; and

(vi) The representations and warranties of the Issuer, the initial Servicer and the Seller set forth in this Agreement and the other Transaction Documents are true and correct as of the date of such Increase (except to the extent they relate to an earlier or later date, and then as of such earlier or later date);

(vii) All required consents, if any, have been obtained and all other conditions precedent for Increases under the Note Purchase Agreement have been satisfied; and

(viii) After giving effect to such Increase, the amount on deposit in the Reserve Account is no less than the Reserve Account Required Balance.

No additional Notes may be issued by the Issuer without the consent of each Noteholder. For this purpose, an Increase pursuant to this Section 3.1(b) shall not constitute the issuance of additional Notes.

(c) Upon receipt of the proceeds of each such Increase by or on behalf of the Issuer, the Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.

(d) Each Increase shall comply with the terms and conditions set forth in the Note Purchase Agreement in addition to those set forth herein.

Section 3.2. Procedure for Decreases. On any Business Day, the Issuer may upon written notice to the Trustee, the Servicer, the Back-Up Servicer, any successor Servicer and the Noteholders (in accordance with the terms of the Note Purchase Agreement) deposit or cause to be deposited into the Collection Account amounts otherwise payable to the Issuer or other amounts so designated and distribute to the Class A Noteholders in respect of principal on the Class A Notes on the next Payment Date (in accordance with the priorities set forth in Section 5.15), an amount equal to the amount of such Decrease; provided, that, no Decrease shall reduce the Aggregate Class A Note Principal to less than $2,500,000 unless the Aggregate Class A Note Principal is reduced to zero. Each such Decrease shall be on a pro rata basis for all Class A Notes and shall be in a minimum principal amount of $1,000,000 (and in integral multiples of $10,000 in excess thereof), unless such Decrease reduces the Aggregate Class A Note Principal to zero. Upon such Decrease, the Servicer shall reflect such Decrease in the Monthly Statement.

Section 3.3. Servicing Compensation. The Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses (and, in the case of the initial Servicer, the Servicing Fee) and other fees, expenses and indemnity amounts owed to the Trustee, Collateral Trustee, Securities

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

Intermediary, Depositary Bank, Back-Up Servicer and successor Servicer shall be paid by the cash flows from the Trust Estate and in no event shall the Trustee be liable therefor. The portion of the foregoing amounts allocable to Series 2015 shall be payable to the Trustee, Servicer and Back-Up Servicer, as applicable, solely to the extent amounts are available for distribution in respect thereof pursuant to Section 5.15.

SECTION 4. Optional Redemption.

(a) Other than as set forth in Section 3.2, the Notes shall be subject to redemption by the Issuer in whole but not in part, at its option, in accordance with the terms specified in Article 14 of the Base Indenture, on any Payment Date on or after the Scheduled Amortization Period Commencement Date.

(b) The redemption price for the Notes will be equal to the Redemption Price as of the applicable Payment Date.

SECTION 5. Delivery and Payment for the Notes. The Trustee shall execute, authenticate and deliver the Notes in accordance with Section 2.4 of the Base Indenture and Section 6 below.

SECTION 6. Form of Delivery of the Notes; Depository; Denominations; Transfer Provisions.

(a) The Notes shall be delivered as Registered Notes in definitive form as provided in the Base Indenture. The Class A Notes shall initially be registered in the names of Jefferies Funding LLC, Goldman Sachs Bank USA and Morgan Stanley Bank, N.A.

(b) [Reserved].

(c) The Notes will be issuable and transferable in minimum denominations of $500,000 and in integral multiples of $10,000 in excess thereof.

(d) During the Revolving Period, any purchaser of the Notes shall be required to sign the Note Purchase Agreement or an Assignment Agreement.

(e) Each Holder of the Notes shall be deemed to have represented and agreed that:

(1) it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and is aware that the resale or transfer is being made pursuant to an applicable exemption from the registration requirements of the Securities Act and in compliance with the Note Purchase Agreement and all applicable securities laws of any state of the United States or any other jurisdiction;

(2) the Notes have not been and will not be registered under the Securities Act;

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(3) in addition to the legend set forth in Section 2.9 of the Base Indenture, the following legend will be placed on the Class A Notes unless the Issuer determines otherwise in compliance with applicable law:

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT IN ALL CASES IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IF REQUESTED BY THE TRUSTEE, AGREES TO FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9, W-8BEN, W-8BEN-E OR W-8ECI, AS APPLICABLE, FOR THE PROPOSED TRANSFEREE.

EACH HOLDER OF THIS NOTE WILL NOT TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN EXCEPT TO A PURCHASER WHO CAN MAKE THE ABOVE REPRESENTATIONS AND AGREEMENTS ON BEHALF OF ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING.

(4) the Trustee, the Issuer, the initial purchasers and their Affiliates and others will rely upon the truth and accuracy of the foregoing representations and agreements and agrees that if any of the representations or agreements deemed to have been made by its purchase of such Notes cease to be accurate and complete, it will promptly notify the Issuer and the initial purchasers in writing;

(5) if it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations and agreements with respect to each such account; and

(6) either (i) it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law, or (ii) (a) the purchase and holding of the Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and (b) it acknowledges and agrees that the Class A Notes are not eligible for acquisition by Benefit Plan Investors at any time that the Class A Notes have been characterized as other than indebtedness for applicable local law purposes.

In addition, such transferee, unless it is a party to the Note Purchase Agreement, shall be responsible for providing additional information or certification, as reasonably requested by the Trustee or the Issuer, to support the truth and accuracy of the foregoing representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.

SECTION 7. Article 5 of the Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7 and 5.8 of the Base Indenture shall be read in their entirety as provided in the Base Indenture.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

The following provisions, however, shall constitute part of Article 5 of the Indenture solely for purposes of Series 2015 and shall be applicable only to the Notes.

ARTICLE 5

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.9. [Reserved].

Section 5.10. [Reserved].

Section 5.11. [Reserved].

Section 5.12. Determination of Monthly Interest. The amount of monthly interest payable on the Class A Notes on each Payment Date will be determined by the Servicer as of each Determination Date and will be an amount for each day during the related Interest Period equal to the product of (i) 1/360, times (ii) the Class A Note Rate in effect on such day, times (iii) the Aggregate Class A Note Principal on such day (the “Class A Monthly Interest”).

In addition to the Class A Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amount, as defined below, plus (ii) an amount for each day during the related Interest Period equal to the product of (A) 1/360, times (B) the Class A Note Rate in effect on such day, times (C) any Class A Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class A Noteholders), will also be payable to the Class A Noteholders (such aggregate amount for any Interest Period being herein called the “Class A Additional Interest”). The “Class A Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest and the Class A Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class A Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class A Deficiency Amount on the first Determination Date shall be zero.

Section 5.13. Reserve Account for Series 2015. Pursuant to Section 5.3(b) of the Base Indenture, the Trustee shall establish and maintain a Reserve Account for Series 2015 with the Depositary Bank. Such Reserve Account shall be a deposit account that is maintained in the name “Oportun Funding V Reserve Account, Deutsche Bank Trust Company Americas, as Trustee, as secured party.” The Issuer acknowledges that this Reserve Account is a Reserve Account that is described in clause (d) of the Granting Clause of the Base Indenture and thus is subject to the security interest granted by the Issuer pursuant to the Granting Clause of the Base Indenture.

Section 5.14 Reserve Account Draws. On or before the Business Day immediately preceding each Payment Date, the Servicer shall instruct the Trustee in writing to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Payment Date, an amount equal to the Reserve Account Draw Amount and directly deposit such amount into the Collection Account on such date; provided, however, that at any time an Event of Default or Rapid Amortization Event has occurred and is continuing, the Trustee shall upon receipt of a written instruction from the Servicer or the Required Noteholders, transfer all amounts then on deposit in the Reserve Account into the Collection Account.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

Section 5.15. Monthly Payments. On or before the Business Day immediately preceding each Payment Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report attached as Exhibit A-1 to the Servicing Agreement) to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Payment Date, from the Collection Account an amount equal to the Distributable Funds for such Payment Date and such amount shall be distributed by the Trustee on such Payment Date in the following priority to the extent of funds available therefor:

(i) first, to the Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Back-Up Servicer, and any successor Servicer (distributed on a pari passu and pro rata basis), an amount equal to the accrued and unpaid Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses for such Payment Date (plus the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses due but not paid on any prior Payment Date);

(ii) second, if PF Servicing, LLC is the Servicer, to the Servicer an amount equal to the accrued and unpaid Servicing Fee for such Payment Date (plus any Servicing Fee due but not paid on any prior Payment Date);

(iii) third, (A) to the Class A Noteholders, an amount equal to the sum of (I) the Class A Monthly Interest for such Payment Date, plus (II) the amount of any Class A Deficiency Amount for such Payment Date, plus (III) the amount of any Class A Additional Interest for such Payment Date (collectively, the “Class A Required Interest Distribution”), and (B) to the Purchasers, an amount equal to the aggregate accrued and unpaid Unused Fees during the prior Monthly Period;

(iv) fourth, to the Class A Noteholders, the Borrowing Base Shortfall, if any;

(v) fifth, to the Class A Noteholders, any other amounts payable thereto (excluding the Aggregate Class A Note Principal but including any unreimbursed fees, expenses and indemnity amounts) pursuant to the Transaction Documents;

(vi) sixth, during the Amortization Period and at any time on or after the Legal Final Payment Date, to the Class A Noteholders, all remaining amounts until the Class A Notes have been paid in full;

(vii) seventh, to the Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Back-Up Servicer, and any successor Servicer (distributed on a pari passu and pro rata basis), an amount equal to any unreimbursed fees, expenses and indemnity amounts (including, without limitation, any Transition Costs not paid pursuant to clause (i) above) of the Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Back-Up Servicer, and any successor Servicer;

(viii) eighth, to be deposited into the Reserve Account, an amount, if any, necessary to make the amount on deposit in the Reserve Account (after giving effect to all withdrawals from the Reserve Account on such date) equal to the Reserve Account Required Balance; and

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(ix) ninth, during the Revolving Period and so long as no Rapid Amortization Event, Servicer Default, Event of Default or Block Event (as defined in the Note Purchase Agreement) has occurred the balance, if any, shall be distributed to the Issuer (“Residual Payments”).

Section 5.16. Servicer’s Failure to Make a Deposit or Payment. The Trustee shall not have any liability for any failure or delay in making the payments or deposits described herein resulting from a failure or delay by the Servicer to make, or give instructions to make, such payment or deposit in accordance with the terms herein. If the Servicer fails to make, or give instructions to make, any payment, deposit or withdrawal required to be made or given by the Servicer at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable Trust Account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon reasonable request of the Trustee, promptly provide the Trustee with all information necessary and in its possession to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made (or instructed to be made) by the Servicer.

Section 5.17. Determination of One-Month LIBOR.

(a) On each Business Day, the Calculation Agent shall determine One-Month LIBOR on the basis of the rate for Dollar deposits for a period equal to one month which appears on Reuters Page LIBOR01 as of 11:00 a.m. (London time) on such Business Day (or such other page as may replace such page on that service or other service or services as may be nominated by ICE Benchmark Administration Limited or any successor organization for the purpose of displaying London interbank offered rates of U.S. dollar deposits for a one-month period) and shall send to the Servicer and the Issuer, by facsimile or e-mail, notification of One-Month LIBOR for such Business Day.

(b) If on any Business Day such rate does not appear on Reuters Page LIBOR01 (or such other page), then the Class A Note Rate shall be determined by the Calculation Agent by reference to the Alternative Rate and communicated to the Servicer and the Issuer, by facsimile or e-mail.

(c) On each Determination Date related to a Payment Date, prior to 3:00 p.m. (New York time), the Calculation Agent shall send to the Servicer, the Issuer and the Noteholders, by facsimile or e-mail, notification of One-Month LIBOR or the Alternative Rate for each day during the prior Interest Period.

Section 5.18. Series Termination. On the Series 2015 Termination Date, the unpaid principal amount of the Class A Notes shall be due and payable.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

SECTION 8. Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders:

ARTICLE 6

DISTRIBUTIONS AND REPORTS

Section 6.1. Distributions.

(a) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer on or before the related Series Report Date pursuant to subsection 2.09(a) of the Servicing Agreement) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder’s pro rata share (based on the Class A Note Principal held by such Noteholder) of the amounts that are payable to the Noteholders pursuant to Section 5.15 by wire transfer to an account designated by such Noteholders.

(b) Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on the Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date to the Noteholders.

Section 6.2. Monthly Statement.

(a) On or before each Series Report Date, the Trustee shall make available electronically to each Noteholder and each Notice Person, a statement in substantially the form of Exhibit B hereto (a “Monthly Statement”) prepared by the Servicer (with respect to clause (xiii), (xiv) and (xv) below, solely so long as PF Servicing, LLC is Servicer) and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information:

(i) the amount of Collections (including a breakdown of Finance Charges vs. principal Collections) received during the related Monthly Period;

(ii) the amount of Available Funds and Distributable Funds on deposit in the Collection Account on the related Determination Date;

(iii) the amount of Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses, Class A Monthly Interest, Class A Deficiency Amount, Class A Additional Interest and Unused Fee, respectively;

(iv) the amount of the Servicing Fee for such Payment Date;

(v) the total amount to be distributed to each Class A Noteholders on such Payment Date;

(vi) (a) the Aggregate Class A Note Principal and (b) the Class A Note Principal of each Purchaser, in each case, as of the end of the day on the Payment Date;

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(vii) the amount of any Increases and Decreases in the Notes during the related Monthly Period;

(viii) One-Month LIBOR for each day during the related Interest Period;

(ix) the aggregate amount of Receivables that became Defaulted Receivables during the related Monthly Period;

(x) the date on which the Amortization Period commenced, if applicable;

(xi) the Reserve Account Draw Amount for such Payment Date;

(xii) the aggregate Outstanding Receivables Balance of Receivables which were 1-29 days, 30-59 days, 60-89 days, and 90-119 days delinquent, respectively, as of the end of the preceding Monthly Period;

(xiii) the (a) Liabilities, (b) Tangible Net Worth and (c) Leverage Ratio, in each case, of the Parent as of the end of the second preceding Monthly Period (including, in each case, each of the components thereof);

(xiv) the aggregate amount of cash and Cash Equivalents of the Seller as of the end of the second preceding Monthly Period;

(xv) whether any of the Financial Covenants as of the end of the second preceding Monthly Period or Monthly Collateral Performance Tests as of the end of the preceding Monthly Period, in each case have been breached;

(xvi) the aggregate Outstanding Receivables Balance of all Delinquent Receivables as of the end of the preceding Monthly Period;

(xvii) the aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during the preceding Monthly Period;

(xviii) the aggregate outstanding principal balance of all Delinquent Pool Receivables as of the end of the preceding Monthly Period;

(xix) the aggregate outstanding principal balance of all Pool Receivables that became Defaulted Pool Receivables during the preceding Monthly Period;

(xx) the Excess Spread for the preceding Monthly Period;

(xxi) the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the end of the preceding Monthly Period;

(xxii) the aggregate outstanding principal balance of all Pool Receivables as of the end of the preceding Monthly Period; and

(xxiii) the amount and calculation of each excess concentration set forth in the definition of “Concentration Limits” as of the end of the preceding Monthly Period.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

On or before each Series Report Date, to the extent the Servicer provides such information to the Trustee, the Trustee will make available the monthly Servicer statement via the Trustee’s Internet website and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Receivables as the Trustee may have in its possession, but only with the use of a password provided by the Trustee; provided, however, the Trustee shall have no obligation to provide such information described in this Section 6.2 until it has received the requisite information from the Issuer or the Servicer and the applicable Noteholder has completed the information necessary to obtain a password from the Trustee. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

(b) The Trustee’s internet website shall be initially located at “https://tss.sfs.db.com/investpublic” or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders. In connection with providing access to the Trustee’s internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for information disseminated in accordance with this Series Supplement.

(c) Annual Tax Statement. To the extent required by the Code or the Treasury regulations thereunder, on or before January 31 of each calendar year, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Noteholders, as set forth in subclauses (iii), (v) and (vi) above, aggregated for such calendar year, and a statement prepared by the initial Servicer or the Issuer with such other customary information (consistent with the treatment of the Notes as debt) required by applicable tax Law to be distributed to the Noteholders. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

Section 6.3. Issuer Payments. The Issuer agrees to pay, and the Issuer agrees to instruct the Servicer and the Trustee to pay, all amounts payable by it with respect to the Notes, this Indenture and each of the other Transaction Documents to the applicable account designated by the Person to which such amount is owing. All such amounts to be paid by the Issuer shall be paid no later than 3:00 p.m. (New York time) on the day when due as determined in accordance with this Indenture and each of the other Transaction Documents, in lawful money of the United States in immediately available funds. Amounts received after that time shall be deemed to have been received on the next Business Day and shall bear interest at the Default Rate, which interest shall be payable on demand.

SECTION 9. [Reserved].

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

SECTION 10. Article 7 of the Base Indenture. Article 7 of the Base Indenture shall read in its entirety as follows:

ARTICLE 7

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

SECTION 7.1. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Trustee and each of the Secured Parties that:

(a) Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the Laws of any other jurisdiction or Governmental Authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

(b) Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.

(c) No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (c) violate any Law applicable to the Issuer or of any Governmental Authority having jurisdiction over the Issuer or any of its respective properties.

(d) Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally and by general principles of equity.

(e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(f) [Reserved].

(g) Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

(h) Perfection. (i) On and after the Closing Date and each Payment Date, the Issuer shall be the owner of all of the Receivables and Related Security and Collections and proceeds with respect thereto, free and clear of all Adverse Claims. On or prior to the Closing Date and each Payment Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the assets of the Trust Estate against all creditors (other than Secured Parties) of, and purchasers (other than Secured Parties) from, the Issuer and the Seller will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full;

(ii) the Indenture constitutes a valid grant of a security interest to the Trustee for the benefit of the Secured Parties in all right, title and interest of the Issuer in the Receivables, the Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate, now existing or hereafter created or acquired. Accordingly, to the extent the UCC applies with respect to the perfection of such security interest, upon the filing of any financing statements described in Article 8 of the Indenture and the execution of the Transaction Documents, the Trustee shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent provided in Section 9-315), subject to Permitted Encumbrances and, to the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable Law have been taken to perfect and protect such security interest or lien against and prior to all Adverse Claims with respect to the relevant Receivables, Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate. Except as otherwise specifically provided in the Transaction Documents, neither the Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Collection Account; and

(iii) immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.

(i) Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Trustee in jurisdictions where all action required thereby has been taken and completed).

(j) Tax Status. The Issuer has filed all tax returns (federal, state and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes (including all state franchise taxes), assessments and other governmental charges that have become due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(k) Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act.

(l) Compliance with Applicable Laws; Licenses, etc.

(i) The Issuer is in compliance with the requirements of all applicable Laws of all Governmental Authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

(ii) The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

(m) No Proceedings. Except as described in Schedule I:

(i) there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and

(ii) there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority (A) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Notes pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.

(n) Investment Company Act; etc. The Issuer is not an “investment company” within the meaning of the Investment Company Act and the Issuer relies on the exception from the definition of “investment company” set forth in Rule 3a-7 under the Investment Company Act, although other exceptions or exclusions may be available to the Issuer. The Issuer is not a “covered fund” as defined in the final regulations issued December 10, 2013 implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act).

(o) Eligible Receivables. Each Receivable included as an Eligible Receivable in any Monthly Servicer Report shall be an Eligible Receivable as of the date so included. Each Receivable, including Subsequently Purchased Receivables, purchased by the Issuer on any Purchase Date shall be an Eligible Receivable as of such Purchase Date unless otherwise specified to the Trustee in writing prior to such Purchase Date.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

(p) Receivables Schedule. The most recently delivered schedule of Receivables reflects, in all material respects, a true and correct schedule of the Receivables included in the Trust Estate as of the date of delivery.

(q) ERISA. (i) Each of the Issuer, the Seller, the Servicer and their respective ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no Lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables. No ERISA Event has occurred with respect to any Pension Plan or Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

(r) Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, was, at the time it was furnished, true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(s) No Material Adverse Change. Since December 31, 2014, there has been no material adverse change in the collectability of the Receivables or the Issuer’s (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.

(t) Subsidiaries. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person, other than Permitted Investments.

(u) Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with the Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

(v) Sales by the Seller. Each sale of Receivables by the Seller to the Issuer shall have been effected under, and in accordance with the terms of, the Purchase Agreement, including the payment by the Issuer to the Seller of an amount equal to the purchase price therefor as described in the Purchase Agreement, and each such sale shall have been made for “reasonably equivalent value” (as such term is used under Section 548 of the Federal Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used under Section 547 of the Federal Bankruptcy Code) owed by the Issuer to such Seller.

(w) Texas Licensing. The Issuer has been issued a Texas License.

(x) Illinois Licensing. The Issuer has been issued an Illinois License.

SECTION 7.2. Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date and on each Business Day thereafter, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier or later date, and then as of such earlier or later date).

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

SECTION 11. Article 9 of the Base Indenture. Article 9 of the Base Indenture shall read in its entirety as follows:

ARTICLE 9

RAPID AMORTIZATION EVENTS AND REMEDIES

SECTION 9.1. Rapid Amortization Events. If any one of the following events shall occur during the Revolving Period with respect to the Notes (each, a “Rapid Amortization Event”):

(a) any Monthly Collateral Performance Test is not satisfied with respect to a Monthly Period;

(b) the occurrence of a Servicer Default or an Event of Default; or

(c) the occurrence of a “Rapid Amortization Event” under any Term Indenture caused by the Monthly Loss Percentage (as defined in the related Term Indenture) being greater than the Specified Monthly Loss Percentage (as defined in the related Term Indenture) over a specified period.

then, in the case of the events described in clauses (a) and (b) above, a Rapid Amortization Event with respect to the Notes shall occur, without any notice or other action on the part of the Trustee or the affected Holders immediately upon the occurrence of such event. Any Rapid Amortization Event and its consequences may be waived with the written consent of each Noteholder.

SECTION 12. Amendments and Waiver. Any amendment, waiver or other modification to this Series Supplement shall be subject to the restrictions thereon in the Base Indenture.

SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 14. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH NOTEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

SECTION 15. Waiver of Trial by Jury. To the extent permitted by applicable Law, each of the parties hereto and each of the Noteholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Transaction Documents or any matter arising hereunder or thereunder.

SECTION 16. No Petition. The Trustee, by entering into this Series 2015 Supplement and each Noteholder, by accepting a Note, hereby covenant and agree that they will not, prior to the date which is one year and one day after payment in full of the last maturing Note and the termination of the Indenture, institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

SECTION 17. Rights of the Trustee. The rights, privileges and immunities afforded to the Trustee, the Securities Intermediary and the Depositary Bank under the Base Indenture shall apply hereunder as if fully set forth herein.

SECTION 18. More Favorable Terms. The Issuer, the Seller and the initial Servicer agree to provide the Trustee and each Noteholder with at least ten (10) Business Days’ prior written notice of the execution of any Third Party Financing Agreement or any amendment, supplement, waiver or other modification of any Third Party Financing Agreement, which notice shall include a copy of such Third Party Financing Agreement, amendment, supplement, waiver or other modification. If and to the extent that any Third Party Financing Agreement (as amended, supplemented or otherwise modified from time to time) contains (in the good faith determination of the Required Noteholders) any financial covenant (however denominated or referenced, including any financial covenant denominated as an event of default or similar event) with respect to the Seller, the initial Servicer, the Nevada Originator or any Affiliate of any of the foregoing that is more favorable to any purchaser, lender, creditor or similar Person thereunder than the related, parallel provisions in favor of the Noteholders set forth herein and in the other Transaction Documents or contains any financial covenant (however denominated or referenced, including any financial covenant denominated as an event of default or similar event) with respect to the Seller, the initial Servicer, the Nevada Originator or any Affiliate of any of the foregoing that is not contained in this Agreement or any other Transaction Document (any such provision, a “More Favorable Provision”), then this Agreement and each of the other applicable Transaction Documents shall be deemed to be amended to incorporate such More Favorable Provisions as of the effectiveness date of the related More Favorable Provision; provided that the Issuer, the Seller and the initial Servicer shall promptly enter into amendments to this Agreement and each of the other applicable Transaction Documents to incorporate such More Favorable Provisions within thirty (30) days after the Required Noteholders’ request for such an amendment, which amendment shall be effective as of the effectiveness date of the related More Favorable Provision; provided further, however, that the application of this Section 18 shall not alter the terms of any transfer of any Contracts and Related Rights by the Seller to the Purchaser that has already occurred. Notwithstanding anything to the contrary contained

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

herein, no More Favorable Provisions deemed to be incorporated herein or in any other Transaction Document shall modify the Back-Up Servicer’s or any successor Servicer’s duties or obligations or adversely affect the Back-Up Servicer’s or any successor Servicer’s rights, protections or indemnities.

[signature page follows]

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

OPORTUN FUNDING V, LLC,
as Issuer

By:	/s/ Jonathan Coblentz
Name:	Jonathan Coblentz
Title:	Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Securities Intermediary

By:
Name:
Title:

By:
Name:
Title:

[Indenture Supplement]

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

OPORTUN FUNDING V, LLC,
as Issuer

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee

By:	/s/ Rosemary Cabrera
Name:	Rosemary Cabrera
Title:	Associate

By:	/s/ Irene Siegel
Name:	Irene Siegel
Title:	VICE PRESIDENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Securities Intermediary

By:	/s/ Rosemary Cabrera
Name:	Rosemary Cabrera
Title:	Associate

By:	/s/ Irene Siegel
Name:	Irene Siegel
Title:	VICE PRESIDENT

[Indenture Supplement]

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Depositary Bank

By:	/s/ Rosemary Cabrera
Name:	Rosemary Cabrera
Title:	Associate

By:	/s/ IRENE SIEGEL
Name:	IRENE SIEGEL
Title:	V1CE PRESIDENT

[Indenture Supplement]

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

Solely with respect to Section 18:

PF SERVICING, LLC

By:	/s/ Scott Harvey
Name:	Scott Harvey
Title:	Secretary

OPORTUN, INC.

By:	/s/ Jonathan Coblentz
Name:	Jonathan Coblentz
Title:	Chief Financial Officer

[Indenture Supplement]

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A

FORM OF CLASS A NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT SUCH NOTE IS BEING ACQUIRED NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH THE NOTE PURCHASE AGREEMENT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER OF THIS NOTE WILL, AND EACH SUBSEQUENT HOLDER OF THIS NOTE IS REQUIRED TO, NOTIFY ANY PURCHASER OF SUCH NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS AT ANY TIME THAT THE NOTES HAVE BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT IN ALL CASES IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IF REQUESTED BY THE TRUSTEE, AGREES TO FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9, W-8BEN, W-8BEN-E OR W-8ECI, AS APPLICABLE, FOR THE PROPOSED TRANSFEREE.

EACH HOLDER OF THIS NOTE WILL NOT TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN EXCEPT TO A PURCHASER WHO CAN MAKE THE ABOVE REPRESENTATIONS AND AGREEMENTS ON BEHALF OF ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING.

A-1	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

A-2	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

No. 1	$[ ]

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS CLASS A NOTE MAY BE INCREASED AND DECREASED AS SPECIFIED IN THE SERIES 2015 SUPPLEMENT AND IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE CLASS A NOTE PRINCIPAL AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

OPORTUN FUNDING V, LLC

NOTES, CLASS A, SERIES 2015

Oportun Funding V, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay [            ], or registered assigns, the principal sum of $[        ], or if less is due in whole or in part, the unpaid principal amount of all outstanding amounts borrowed by the Issuer when due as shown on the reverse hereof or an attachment hereto and recorded in the Note Register by the Transfer Agent and Registrar, payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2015 Supplement), in accordance with the Series 2015 Supplement, dated as of August 4, 2015 (as amended, supplemented or otherwise modified from time to time, the “Series 2015 Supplement”), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Legal Final Payment Date (as defined in the Series 2015 Supplement. Principal on this Class A Note may be paid on any Business Day during the Revolving Period upon a Decrease as defined in the Series 2015 Series Supplement. The Issuer will pay interest on this Class A Note on each Payment Date until the principal of this Class A Note is paid, which interest will accrue on the outstanding principal balance of this Class A Note on each day during the related Interest Period (as defined in the Series 2015 Supplement) at the applicable Class A Note Rate (as defined in the Series 2015 Supplement) on such day. Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The Class A Notes are subject to optional redemption in accordance with the Indenture by the Issuer on any Payment Date on or after the Scheduled Amortization Period Commencement Date (as defined in the Series 2015 Supplement).

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The Issuer hereby irrevocably authorizes the Trustee to enter on the reverse hereof or on an attachment hereto the date and amount of each borrowing and principal payment under and in accordance with the Indenture. Issuer agrees that this Class A Note, upon each such entry being

A-3	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

duly made, shall evidence the indebtedness of Issuer with the same force and effect as if set forth in a separate Class A Note executed by Issuer; provided that such entry is recorded by the Transfer Agent and Registrar in the Note Register.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-4	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

OPORTUN FUNDING V, LLC

By:
Authorized Officer

Attested to:

By:
Authorized Officer

A-5	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within mentioned Series 2015 Supplement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee

By:
Authorized Officer

A-6	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

[REVERSE OF NOTE]

This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its Series 2015 Variable Funding Asset Backed Notes, Class A, Series 2015 (herein called the “Class A Notes”), all issued under the Series 2015 Supplement to the Base Indenture dated as of August 4, 2015 (such Base Indenture, as supplemented by the Series 2015 Supplement and supplements and amendments relating to other series of notes, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), as securities intermediary and as depositary bank, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class A Noteholders. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Class A Notes will be payable on each Payment Date, and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the eighth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on September 8, 2015.

All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on the immediately preceding Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Note and the beneficial interests represented by the Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation

A-7	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as debt for all federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against any Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term “Issuer” as used in this Class A Note includes any successor to the Issuer under the Indenture.

The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be construed in accordance with the Laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such Laws.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.

A-8	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-9	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE A

SCHEDULE OF INCREASES AND DECREASES

The following Increases or Decreases in principal amount of this Note or redemptions, purchases or cancellation of this Note have been made:

Date of redemption or purchase or cancellation	Increase or decrease in principal amount of this Note due to redemption or purchase or cancellation of this Note	Remaining principal amount of this Note following such redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

A-10	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT B

FORM OF MONTHLY STATEMENT

(attached)

B-1	Series 2015 Supplement

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

Oportun Funding V VFN - Monthly Servicer / Noteholder Report

	Beginning Date	Ending Date
Monthly Period	[ ]	[ ]
Interest Period	[ ]	[ ]
Payment Date	[ ]

Is PF Servicing the current Servicer?	[ ]
Is Revolving Period still in effect?	[ ]
If the Amortization Period has begun, date it commenced
Is the Overcollateralization Test satisfied?	[ ]
Is the Aggregate Class A Note Principal greater than the Class A Maximum Principal Amount	[ ]
Has a Rapid Amortization Event occurred?	[ ]
Has a Servicer Default occurred?	[ ]
Has an Event of Default occurred?	[ ]

Summary
Class A Summary	Aggregate	Morgan Stanley	Goldman Sachs	Jefferies
Class A Note Principal as of the beginning of the Monthly Period	[ ]	[ ]	[ ]	[ ]
Increases of the Class A Note Principal during the Monthly Period	[ ]	[ ]	[ ]	[ ]
Decreases of the Class A Note Principal during the Monthly Period	[ ]	[ ]	[ ]	[ ]

Class A Note Principal as of the end of the Monthly Period	[ ]	[ ]	[ ]	[ ]
Class A Note Principal as of the Payment Date	[ ]	[ ]	[ ]	[ ]
Average Class A Principal during the Monthly Period	[ ]	[ ]	[ ]	[ ]

Receivables Summary
Outstanding Receivables Balance of Eligible Receivables as of the beginning of the Monthly Period	[ ]
Principal payments received on Eligible Receivables during the Monthly Period	[ ]
Eligible Receivables purchased by the Issuer during the Monthly Period	[ ]
Eligible Receivables that became ineligible during the Monthly Period	[ ]
Outstanding Receivables Balance of Removed Receivables removed or repurchased by Seller during the Monthly Period	[ ]

Outstanding Eligible Receivables Balance as of the end of the Monthly Period	[ ]
Less Outstanding Receivables Balance in excess of Concentration Limits	[ ]

Outstanding Eligible Receivables Balance (net of Concentration Limits) as of the end of the Monthly Period	[ ]

Coverage Test
Overcollateralization Test
(A) Outstanding Receivables Balance of Eligible Receivables (net of Concentration Limits)	[ ]
Aggregate Class A Note Principal as of the end of the Monthly Period	[ ]
Required Overcollateralization Amount (25% of aggregate Class A Note Principal at the end of the Monthly Period)	[ ]

(B) Total	[ ]
As of the end of the Monthly Period, is (A) greater than or equal to (B) above?	[ ]
Borrowing Base Shortfall	[ ]

Reserve Account Required Balance
Beginning balance of Reserve Account on the Payment Date	[ ]
Amount to be deposited on the Payment Date	[ ]
Amount to be withdrawn on the Payment Date (the Reserve Account Draw Amount)	[ ]

(A) Ending balance of Reserve Account	[ ]
(B) Reserve Account Required Balance	[ ]
As of the Purchase Date, is (A) greater than or equal to (B) above?	[ ]

Collections and Payment Summary
Amount deposited in the Collection Account as of the Payment Date	[ ]
Total principal Collections deposited into the Collections Account during the Monthly Period	[ ]
Total Recoveries deposited into the Collections Account during the Monthly Period	[ ]
Total Finance Charges, excluding Recoveries, deposited into the Collections Account during the Monthly Period	[ ]
Total any other amounts due to the Issuer and deposited into the Collections Account during the Monthly Period	[ ]

Total collections deposited into Collections Account for the Monthly Period	[ ]
Total payments paid to the Trustee on the Payment Date	[ ]
Total payments paid to the Back-Up Servicer on the Payment Date	[ ]
Total payments paid to the Successor Servicer on the Payment Date	[ ]
Total payments paid to the Servicer on the Payment Date	[ ]
Total payments paid to the Class A noteholders on the Payment Date	[ ]
Total payments paid to the Issuer during the Monthly Period for Permissible Uses	[ ]
Total payments paid to the Issuer on the current Payment Date	[ ]

Total payments made during the Monthly Period and on the Payment Date	[ ]

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

Prior to calculation of Concentration Limits, Outstanding Eligible Receivables Balance	[ ]
	Reduction in Eligible Receivables Balance	Amount	As % of Eligible Receivables Balance on Ending Date of Monthly Period	Concentration Limit
Outstanding Receivables Balance of all Re-Written and Re-Aged Receivables that are Eligible Receivables	[ ]	[ ]	[ ]	≤ 4.0%
Outstanding Receivables Balance of Eligible Receivables with ADS Score ≤ 560	[ ]	[ ]	[ ]	≤ 5.0%
Outstanding Receivables Balance of Eligible Receivables with PF Score ≤ 520	[ ]	[ ]	[ ]	≤ 5.0%
Outstanding Receivables Balance of Eligible Receivables with Vantage Score ≤ 560	[ ]	[ ]	[ ]	≤ 5.0%
Outstanding Receivables Balance of Eligible Receivables with Outstanding Principal Balance > $5,500	[ ]	[ ]	[ ]	≤ 13.0%
Outstanding Receivables Balance of Eligible Receivables with Outstanding Receivable Balance > $6,200	[ ]	[ ]	[ ]	≤ 7.0%
Weighted average fixed interest rate of Eligible Receivables	[ ]	[ ]	[ ]	≥ 28.0%
Weighted average term to maturity of Eligible Receivables	[ ]	[ ]	[ ]	≤ 26.0 months
Average Outstanding Receivable Balance of all Eligible Receivables	[ ]	[ ]	[ ]	≤ $2,200.00
Weighted average ADS Score of Eligible Receivables	[ ]	[ ]	[ ]	≥ 700
Weighed average PF Score of Eligible Receivables (excluding Eligible Receivables with no PF Score)	[ ]	[ ]	[ ]	≥ 650
Weighed average Vantage Score of Eligible Receivables (excluding Eligible Receivables with no Vantage Score)	[ ]	[ ]	[ ]	≥ 625
Outstanding Receivables Balance of Eligible Receivables of Obligors that do not reside in CA, TX, or IL at time of loan origination	[ ]	[ ]	[ ]	≤ 5.0%

Total reduction applied to Outstanding Receivables Balance of Eligible Receivables due to exceeded Concentration Limits	[ ]

Outstanding Receivables Balance of Eligible Receivables net of amounts in excess of Concentration Limits	[ ]
	Outstanding Receivables Balance	Number	As % of Receivables Balance as of Ending Date of Monthly Period
Receivables that are 0 days delinquent as of the end of the Monthly Period	[ ]	[ ]	[ ]
Receivables that are 1 - 29 days delinquent as of the end of the Monthly Period	[ ]	[ ]	[ ]
Receivables that are 30 - 59 days delinquent as of the end of the Monthly Period	[ ]	[ ]	[ ]
Receivables that are 60 - 89 days delinquent as of the end of the Monthly Period	[ ]	[ ]	[ ]
Receivables that are 90 - 119 days delinquent as of the end of the Monthly Period	[ ]	[ ]	[ ]
Total delinquent Receivables as of the end of the Monthly Period	[ ]	[ ]	[ ]

Rapid Amortization Test
Has a monthly Collateral Performance Test not been satisfied with respect to the previous Monthly Period?	[ ]

Financial Covenants and Collateral Performance Tests
Financial Covenants		Result	Covenant
(1) Leverage Ratio Covenant of Parent breached?	[ ]		<= 6:1
(a) Liabilities of the Parent as of the second preceding Monthly Period		[ ]
(b) Tangible Net Worth of the Parent as of the second preceding Monthly Period		[ ]
(a) / (b)		[ ]
(2) Tangible Net Worth Covenant of Parent breached?	[ ]	[ ]	>= $100,000,000
(3) Liquidity Covenant of Seller breached? Cash and Cash Equivalents of the Seller	[ ]	[ ]	>= $10,000,000
Monthly Collateral Performance Tests
(1) Delinquency Ratio (Issuer’s Receivables portfolio as of the last day of the Monthly Period)	[ ]
(a) Outstanding Receivables Balance of Receivables that are 30+ days delinquent		[ ]
(b) Outstanding Receivables Balance of Eligible Receivables		[ ]
(a) / (b)		[ ]	<= 9.5%
(2) Delinquency Ratio (Seller’s managed portfolio of Receivables as of the last day of the Monthly Period)	[ ]
(a) Outstanding Receivables Balance of Receivables that are 30+ days delinquent		[ ]
(b) Outstanding Receivables Balance of Eligible Receivables		[ ]
(a) / (b)		[ ]	<= 9.5%
(3) Default Ratio (Issuer’s Receivables portfolio)	[ ]
(a) Outstanding Receivables Balance of Receivables that became Defaulted Receivables during the Monthly Period		[ ]
(b) Outstanding Receivables Balance of Eligible Receivables as of the last day of the Monthly Period		[ ]
(a) / (b) * 12		[ ]	<= 17.0%
(4) Default Ratio (Seller’s managed portfolio of Receivables)	[ ]
(a) Outstanding Receivables Balance of Receivables that became Defaulted Receivables during the Monthly Period		[ ]
(b) Outstanding Receivables Balance of Eligible Receivables as of the last day of the Monthly Period		[ ]
(a) / (b) * 12		[ ]	<= 17.0%
(5) Excess Spread	[ ]
(a) All of the Issuer’s collections (with the exception of principal collections) received during the Monthly Period		[ ]
(b) Facility Costs during the Monthly Period		[ ]
(c) Average Outstanding Receivables Balance of Eligible Receivables during the Monthly Period		[ ]
((a) - (b)) / c * 12		[ ]	>= 15.0%

Confidential Treatment Requested by Oportun Financial Corporation

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE 1

LIST OF PROCEEDINGS

None

Series 2015 Supplement